SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                      ----------------------

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 1996

TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORP. (under a Pooling and Servicing Agreement dated as of December 1, 1996, which Trust is the Issuer of Commercial Mortgage Pass-Through Certificates, Series 1996-C2)
          (Exact name of registrant as specified in its charter)


                                New York
              (State or other jurisdiction of incorporation)


    333-15893-1                                  36-4122515
  (Commission File Number)             (IRS Employer Identification No.)

135 South LaSalle Street, Suite 1740, Chicago, IL                    60603
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (800) 246-5761


                               Not applicable
   (Former name or former address, if changed since last report)


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

Exhibit 1  Underwriting Agreement Relating to Midland Realty
           Acceptance Corp., Commercial Mortgage Pass-Through
           Certificates, Series 1996-C2

Exhibit 4  Pooling and Servicing Agreement Relating to Midland
           Realty Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C2

Exhibit 99 Pricing Letter Relating to Midland Realty Acceptance Corp.,
           Commercial Mortgage Pass-Through Certificates, Series
           1996-C2


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                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          MIDLAND LOAN SERVICES, L.P., not in its individual capacity, but solely as duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement, dated as of September 1, 1996

                          By: Midland Data Systems, Inc., its General Partner

                               By: /s/ Alan L. Atterbury
                                   Alan L. Atterbury, President

Date: January 6, 1997





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                           EXHIBIT INDEX

      Exhibit No.                         Description

           1                              Underwriting Agreement
                                          Relating to Midland
                                          Realty Acceptance Corp.,
                                          Commercial Mortgage
                                          Pass-Through
                                          Certificates, Series
                                          1996-C2

           4                              Pooling and Servicing
                                          Agreement Relating to
                                          Midland Realty
                                          Acceptance Corp.,
                                          Commercial Mortgage
                                          Pass-Through
                                          Certificates, Series
                                          1996-C2

          99                              Pricing Letter Relating
                                          to Midland Realty
                                          Acceptance Corp., Commercial
                                          Mortgage Pass-Through
                                          Certificates, Series 1996-C2